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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                              ___________________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): November 29, 2000
                                                        -----------------



                           THE INTERCEPT GROUP, INC.
                           -------------------------
                           (Exact Name of Registrant
                         as Specified in its Charter)


    Georgia                         01-14213                          58-2237359
--------------------------------------------------------------------------------
(State or Other                   (Commission                 (I.R.S. Employer
Jurisdiction of                   File Number)               Identification No.)
Incorporation)


3150 Holcomb Bridge Road, Suite 200, Norcross, Georgia                     30071
--------------------------------------------------------------------------------
       (Address of Principal Executive Offices)                       (Zip Code)


      Registrant's telephone number, including area code: (770) 248-9600
                                                          --------------

                                      N/A
                          --------------------------
         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.   Other Events.

          On November 29, 2000, The InterCept Group, Inc. issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The press release relates to the announcement by InterCept that it has entered into a definitive agreement to acquire the U.S. core data processing, check imaging, and item capture center operations of SLMsoft.com Inc. This transaction is subject to regulatory approval.

Item 6.   Financial Statements, ProForma Financial Information and Exhibits

          (c)  Exhibits

Item No.            Exhibit List

99.1                Press release dated November 29, 2000, issued by The
                    InterCept Group, Inc.

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE INTERCEPT GROUP, INC.



                                        By:  /s/ Scott R. Meyerhoff
                                             -----------------------------------
                                             Scott R. Meyerhoff
                                             Chief Financial Officer

Dated:  December 7, 2000

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                                 EXHIBIT LIST

Exhibit No.           Description
-----------           -----------

99.1                  Press release dated November 29, 2000, issued by The
                      InterCept Group, Inc.

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